Exhibit 10.12

                  SCHEDULE TO EMPLOYEE'S STOCK OPTION AGREEMENT
                                  April 7, 1999

In addition to the Employee's Stock Option Agreement dated April 7, 1999, between the Company and Wilfried Struck, the Company on the same date granted options to purchase Common shares in the capital stock of the Company on identical terms to the option granted to Mr. Struck to the following individuals in the following amounts:


                   ------------------------------------------- ---------------------------

                                Name of Optionee                     No. of Shares
                   ------------------------------------------- ---------------------------
                   Ken Scott                                             50,000
                   ------------------------------------------- ---------------------------
                   ------------------------------------------- ---------------------------
                   Trudy Weed                                            50,000
                   ------------------------------------------- ---------------------------
                   ------------------------------------------- ---------------------------
                   Vanessa Gill                                          15,000
                   ------------------------------------------- ---------------------------
                   ------------------------------------------- ---------------------------
                   Arthur Glover                                        100,000
                   ------------------------------------------- ---------------------------
